FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST Amendment to revolving Credit Agreement (this “Amendment”), effective as of the 10th day of August, 2012, is entered into by and among SOUTHERN UNION COMPANY, a Delaware corporation (the “Borrower”), the Banks party hereto (the “Banks”), JPMorgan Chase Bank, N.A., as Administrative Agent (the “Agent”) and as Issuing Bank (the “Issuing Bank”).
RECITALS
WHEREAS, the Borrower, the Banks and the Agent entered into that certain Eighth Amended and Restated Revolving Credit Agreement dated as of March 26, 2012 (as amended hereby and as otherwise amended or restated from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower has requested the Banks, the Agent, and the Issuing Bank to amend certain provisions of the Credit Agreement; and
WHEREAS, the Banks, the Agent and the Issuing Bank are willing to so amend the Credit Agreement subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Banks, the Agent, and the Issuing Bank agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended to delete the definition of Change of Control and replace it in its entirety with the following:
“Change of Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the Closing Date), other than ETE, ETP, or any direct or indirect Subsidiaries of ETE and/or ETP or a Permitted Investor, of Equity Interests representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of ETE by Persons who were neither (i) nominated, approved or appointed by the board of directors of ETE nor (ii) appointed by directors so nominated, approved or appointed. As used herein, “Permitted Investor” means any of (A) Ray C. Davis, Kelcy L. Warren, the heirs at law of such individuals, entities or trusts owned by or established for the benefit of such individuals or their respective heirs at law (such as entities or trusts established for estate planning purposes), or (B) National Gas Partners VF, L.P.
3. Condition to Effectiveness. This Amendment shall be effective as of the date first above written upon the receipt by the Agent of counterparts of this Amendment duly executed by the Borrower, the Majority Banks and the Issuing Bank.

4.Limited Waiver. The Banks party hereto waive any Default caused by a Change of Control as defined prior to giving effect to this Amendment but only to the extent any such Default may result from the transactions described in that certain Transaction Agreement by and among ETP., Energy Transfer Partners GP, L.P., Heritage Holdings, Inc., ETE Sigma Holdco, LLC, ETE Holdco Corporation and ETE, dated as of June 15, 2012.

5.Ratification. The Borrower hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Banks or the Agent created by or contained in any of such documents nor is the Borrower released from any covenant, warranty or obligation created by or contained herein or therein.

6.Representations and Warranties. The Borrower hereby represents and warrants to the Banks, the Agent and the Issuing Bank that (a) this Amendment has been duly executed and delivered on behalf of Borrower, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except for such representations and warranties as are by their express terms limited to a specific date, in which case such representations and warranties were true and correct in all material respects as of such specific date, (d) no Default exists under the Credit Agreement or under any Loan Document and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower.

7.Release and Indemnity.
(a)The Borrower hereby releases and forever discharges the Agent and each of the Banks and each affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives (“Released Parties”) from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based on law or equity, which Borrower has held or may now own or hold, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Amendment is signed (i) arising directly or indirectly out of the Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between the Borrower or its representatives and the Agent, and each Bank or any of their respective directors, officers, agents, employees, attorneys or other representatives. Such release, waiver, acquittal and discharge shall and does include, without limitation, any claims of usury, fraud, duress, misrepresentation, lender liability, control, exercise of remedies and all similar items and claims, which may, or could be, asserted by the Borrower including any such caused by the actions or negligence of the Released Party (other than as a result of or related to gross negligence, bad faith and/or willful misconduct on the part of any such Released Party). This release does not relate to or include any claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever which may arise after the date of this Amendment.

(b)The Borrower hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 13.16 of the Credit Agreement, and agrees that this Amendment and losses, claims, damages and expenses related thereto shall be covered by such indemnities.

8.Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original, facsimile or other electronic form (i.e., “PDF”) each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

9.Governing Law. This Amendment shall be construed, and the rights of the parties hereto determined, in accordance with and governed by the law of the State of New York without reference to conflicts of laws (other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.
SOUTHERN UNION COMPANY, a Delaware corporation
By: /s/ Michael J. Doss
Michael J. Doss
Vice President, Finance and Treasurer

JPMORGAN CHASE BANK, N.A., as Agent Issuing Bank and a Bank
By:    _________________________________________
Name: ____________________________
Title:     __________________________________

WELLS FARGO BANK, NA, as Co-Syndication Agent and a Bank
By:    _________________________________________
Name: ____________________________
Title:     __________________________________

PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and a Bank
By:    _________________________________________
Name: ____________________________
Title:     __________________________________

U.S. BANK NATIONAL ASSOCIATION, as a Bank
By:    _________________________________________
Name: ____________________________
Title:     __________________________________

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Bank
By:    _________________________________________
Name: ____________________________
Title:     __________________________________

THE ROYAL BANK OF SCOTLAND plc, as a Bank
By:    _________________________________________
Name: ____________________________
Title:     __________________________________

ROYAL BANK OF CANADA, as a Bank
By:    _________________________________________
Name: ____________________________
Title:     __________________________________

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Bank
By:    _________________________________________
Name: ____________________________
Title:     __________________________________

MORGAN STANLEY BANK, N.A., as a Bank
By:    _________________________________________
Name: ____________________________
Title:     __________________________________

BANK OF AMERICA, N.A., as a Bank
By:    _________________________________________
Name: ____________________________
Title:     __________________________________

MIZUHO CORPORATE BANK, LTD., as a Bank
By:    _________________________________________
Name: ____________________________
Title:     __________________________________

BRANCH BANKING & TRUST COMPANY, as a Bank
By:    _________________________________________
Name: ____________________________
Title:     __________________________________

UBS LOAN FINANCE LLC, as a Bank
By:    _________________________________________
Name: ____________________________
Title:     __________________________________
By:    _________________________________________
Name: ____________________________
Title:     __________________________________

COMPASS BANK, as a Bank
By:    _________________________________________
Name: ____________________________
Title:     __________________________________

SOVEREIGN BANK, N.A., as a Bank
By:    _________________________________________
Name: ____________________________
Title:     __________________________________

UMB BANK, n.a., as a Bank
By:    _________________________________________
Name: ____________________________
Title:     __________________________________

GOLDMAN SACHS BANK USA, as a Bank

By:    _________________________________________
Name: ____________________________
Title:     __________________________________

FIRST COMMERCIAL BANK, NEW YORK BRANCH, as a Bank

By:    _________________________________________
Name: ____________________________
Title:     __________________________________

COMERICA BANK, as a Bank

By:    _________________________________________
Name: ____________________________
Title:     __________________________________

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a Bank

By:    _________________________________________
Name: ____________________________
Title:     __________________________________

BANK OF TAIWAN, NEW YORK BRANCH, as a Bank

By:    _________________________________________
Name: ____________________________
Title:     __________________________________

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a Bank

By:    _________________________________________
Name: ____________________________
Title:     __________________________________